Exhibit 99.2
2011 First Quarter Results April 26, 2011 (c)2011Total System Services, Inc.(r) Proprietary. All rights reserved worldwide.

Forward-Looking Statements This presentation and comments made by management contain forward-looking statements including, among others, statements regarding the expected future operating results of TSYS. These statements are based on management's current expectations and assumptions and are subject to risks, uncertainties and changes in circumstances. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or similar expressions. Actual results may differ materially from those set forth in the forward-looking statements due to a variety of factors. More information about these risks, uncertainties and factors may be found in TSYS' 2010 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. TSYS does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise. (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 2

Use of Non-GAAP Financial Measures This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: revenues before reimbursable items; operating margin excluding reimbursable items and the impact of the acquisition of TMS; revenues measured on a constant currency basis; the impact of termination fees on total revenues, operating income, income from continuing operations, and earnings per share from continuing operations; free cash flow; and EBITDA. The most comparable GAAP measures to these measures are revenues; operating margin; revenues; revenues, operating income, income from continuing operations and earnings per share from continuing operations; cash flows from operating activities; and net income, respectively. Management uses these non-GAAP financial measures to assess the performance of TSYS' core business. TSYS believes that these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in evaluating TSYS' operating results. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation. (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 3

Phil Tomlinson Chairman and Chief Executive Officer (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide.

Jim Lipham Chief Financial Officer (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide.

Consolidated Selected Financial Highlights (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 6 $ 429,430 $ 413,464 3.9 % Total Revenues $ 429,430 $ 390,325 10.0% 362,643 342,661 5.8 Revenues Before Reimbursable Items 362,643 319,522 13.5 73,028 79,712 (8.4) Operating Income 73,028 56,573 29.1 48,790 51,755 (5.7) Income from Continuing Operations Available to TSYS Common Shareholders 48,790 36,768 32.7 1,952.8 1,739.5 12.3 Total Cardholder Transactions (in millions) 1,952.8 1,739.5 12.3 $0.25 $0.26 (4.1) Earnings Per Share from Continuing Operations Attributable to TSYS Common Shareholders $0.25 $0.19 35.1 1st Qtr 2011 1st Qtr 2010 Percent Change (in thousands except per share data) 1st Qtr 2011 1st Qtr 2010 Percent Change As Reported (GAAP) Excluding Termination Fees (non-GAAP)

2011 YTD Revenue Change Revenues Before Reimbursable Items (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 7 10% 25% 5% 0% 4% Internal Growth New Clients 3% Acquisitions 9% Lost Business, Non-recurring Items and Price Compression (11%) Reported 6% Currency 20% 15% 1%

Account on File Portfolio Summary (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 8 Mar 2011 Mar 2010 Dec 2010 Year Over Year Change Due To: Sequential Change Due To: Consumer 183.4 182.2 1.2 179.5 3.9 Client Adds Stored Value 62.3 40.9 21.4 Client Adds 55.3 7.0 Client Adds Commercial 51.1 44.1 7.0 Client Adds 49.7 1.4 Government Services 29.0 26.3 2.7 28.1 0.9 Other 30.9 29.8 1.1 30.3 0.6 356.7 323.3 33.4 342.9 13.8 (in millions)

Key Drivers 1Q 2011 Year Over Year Segment Financial Highlights Client deconversion and termination fees $23.1 million in 1Q 2010 revenues associated with termination fees $9.6 million revenue decrease associated with deconverted clients Volumes FTEs 4,300 Accounts on file were 309.6 million Total cardholder transactions were 1,626.8 million, an increase of 11.6% (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 9 Revenues $230.6 million Revenues Excluding Reimbursables $194.6 million Operating Income $55.2 million Operating Margin 23.9% Operating Margin Excluding Reimbursables 28.4% Same Client Transactions 1,573.9 million Increase of 10.0% North America Services

Key Drivers 1Q 2011 Year Over Year Segment Financial Highlights Favorable currency impact on revenues of $3.4 million Conversion of new clients Volumes FTEs 2,100 Accounts on file were 47.2 million Total cardholder transactions were 326.0 million, an increase of 15.9% (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 10 Revenues $90.7 million Revenues Constant currency basis $87.3 million Operating Income $11.0 million Operating Margin 12.2% Operating Margin Excluding Reimbursables 12.6% Same Client Transactions 302.5 million Increase of 7.5% International Services

Key Drivers 1Q 2011 Year Over Year Segment Financial Highlights Acquisition of TSYS Merchant Solutions Operating margin excluding reimbursable items and TMS was 35.8% Decline in revenues associated with Bank of America Merchant Services Volumes FTEs 1,100 Point-of-Sale Transactions were 1,205.7 million, a decrease of 8.3% (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 11 Revenues $115.8 million Revenues Excluding Reimbursables $86.5 million Operating Income $26.9 million Operating Margin 23.3% Operating Margin Excluding Reimbursables 31.1% Merchant Services

Key Drivers 1Q 2011 Year Over Year Segment Financial Highlights Contains costs associated with corporate administrative functions Executive, finance, legal, human resources Mergers & acquisitions Increased $0.9 million over last year Volumes FTEs 400 (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 12 Operating Expenses $20.1 million Corporate Administration

Cash Flow Strength: 2011 TTM Consolidated Financial Highlights (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 13 (in millions) TTM = Trailing Twelve Months

Appendix (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 14

Appendix Non-GAAP Reconciliation - Revenues Before Reimbursable Items (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 15 Three Months Ended 3/31/11 3/31/10 Total Revenues $ 429,430 $ 413,464 Reimbursable Items 66,787 70,803 Revenues Before Reimbursable Items $ 362,643 $ 342,661 (in thousands)

Three Months Ended 3/31/11 3/31/10 Three Months Ended 3/31/11 3/31/10 Three Months Ended 3/31/11 3/31/10 (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 16 Operating Income (a) $ 55,200 $ 69,788 $ 11,025 $ 11,283 $ 26,923 $ 17,856 Total Revenues (b) 230,558 254,228 90,710 79,392 115,756 87,318 Reimbursable Items 35,968 38,919 3,291 3,111 29,237 30,545 Revenues Before Reimbursable Items(c) 194,590 215,309 87,419 76,281 86,519 56,773 Operating Margin (a)/(b) 23.94% 27.45% 12.15% 14.21% 23.26% 20.45 % Operating Margin Excluding Reimbursables (a)/(c) 28.37% 32.41% 12.61% 14.79% 31.12% 31.45 % Segment Operating Income - Termination Fees (North America) and TMS (Merchant)(d) $23,139 $ 6,249 Operating Income Excluding Termination Fees (North America) and TMS (Merchant) (e) 46,649 20,674 Termination fees and TMS revenues (f) 23,139 28,819 Revenues before reimbursable items excluding Termination Fees (North America) and TMS (Merchant )(g) 192,170 57,700 Operating margin excluding reimbursables (e)/(g) 24.27% 35.83 % Appendix Non-GAAP Reconciliation - Segment Operating Margin Excluding Reimbursable Items North America International Merchant (in thousands)

Three Months Ended March 31, 2010 (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 17 GAAP Less Termination Fees Non-GAAP Total Revenues $413,464 23,139 $390,325 Less Reimbursable Items $70,803 --- $70,803 Revenues Before Reimbursable Items $342,661 23,139 $319,522 Operating Income $79,712 23,139 $56,573 Income from Continuing Operations Available to TSYS Common Shareholders $51,755 14,987 $36,768 Average Common Shares and Participating Securities 197,176 197,176 197,176 Earnings Per Share Available to TSYS Common Shareholders* $0.26 0.08 $0.19 Appendix Non-GAAP Reconciliation - Excluding Termination Fees (in thousands) NOTE: Earnings per share may not foot due to rounding.

Three Months Ended 3/31/11 3/31/10 Percentage Change Appendix Non-GAAP Reconciliation - Constant Currency (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 18 (1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period. (2) Reflects the impact of calculated changes in foreign currency rates from the comparable period. (in thousands) Consolidated: Constant Currency (1) $ 425,994 $ 413,464 3.0 % Foreign Currency (2) 3,436 --- 0.9 Total Revenues 429,430 413,464 3.9 % International Services: Constant Currency (1) $ 87,262 $ 79,392 9.9 % Foreign Currency (2) 3,448 --- 4.4 Total Revenues $90,710 $79,392 14.3%

Appendix Non-GAAP Reconciliation - EBITDA (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 19 Trailing Twelve Months Ended 3/31/2011 Net Income $ 203,214 Adjusted for: Add: Discontinued Operations 2,817 Deduct: Equity in Income of Equity Investments (8,519) Add: Income Taxes 103,149 Add: Nonoperating expense 2,084 Add: Depreciation and Amortization 165,479 EBITDA 468,224 (in thousands)

Appendix Non-GAAP Reconciliation - Free Cash Flow (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 20 Trailing Twelve Months Ended 3/31/2011 Cash Flows from Operating Activities $ 357,796 Less: Purchase of Property and Equipment (43,337) Additions to Licensed Computer Software from Vendors (67,337) Additions to Internally Developed Computer Software (24,184) Additions to Contract Acquisition Costs (92,785) Free Cash Flow $ 130,153 (in thousands)